LEASES	12 Months Ended
Dec. 31, 2024
Lessee Disclosure [Abstract]
LEASES
NOTE 10:-	LEASES

As of December 31, 2024, the Company had operating lease agreements for facilities and vehicles in the United States, Canada, Australia, United Kingdom, European Union, Israel, India, Sweden and Singapore. The Company’s leases have remaining lease terms of up to 14 years, some of which include options to extend the leases for up to five years. Such options are included in the lease term when it is reasonably certain that the option will be exercised. Leases with an initial term of 12 months or less are not recorded on the balance sheet, the Company recognizes lease expense for these leases on a straight-line basis over the lease term. The Company does not separate non-lease components from the lease components to which they relate, and instead accounts for each separate lease and non-lease component associated with that lease component as a single lease component for all underlying asset classes. The Company uses its estimated incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments.

a.	The following table summarizes the Company’s lease-related assets and liabilities recorded on the consolidated balance sheet:

	Classification	December 31, 2024	December 31, 2023
Assets:

Operating lease assets (*)	Operating lease right-of-use assets	$115,392	$120,156

Total lease assets		$115,392	$120,156

Liabilities:

Current lease liabilities	Accrued expenses and other liabilities	24,339	23,932
Long-term lease liabilities	Long-term operating lease liabilities	107,313	114,146

Total lease liabilities		$131,652	$138,078

(*) Following the closure of Sdot Yam plant, the Company evaluated it's right of use asset resulted from non-cancelable lease agreement effective through 2032. Based on future estimated sublease the Company recorded an impairment of $16,575 during 2023. No additional impairment was identified during 2024.

Lease term and discount rate:	December 31, 2024	December 31, 2023

Weighted-average remaining lease term — operating leases	6.5 years	7.3 years
Weighted-average discount rate — operating leases	3.1%	2.7%

b.	The components of operating lease cost for the year ended December 31, 2024 and 2023 were as follows:

	December 31, 2024	December 31, 2023
Operating lease cost:

Operating lease expense	$28,454	$28,771
Variable lease expense (*)	7,306	1,113
Sublease income	(1,624)	(477)

Total operating lease cost	$34,136	$29,407

(*) Includes short-term leases, index and other variable lease costs.

c.	The maturity of the Company’s operating lease liabilities for contracts with lease term greater than one year as of December 31, 2024 are as follows:

December 31,

2025	26,726
2026	24,636
2027	20,652
2028	17,534
2029	16,134
2030 and thereafter	38,958

Total future lease payments (1,2)	144,640
Less imputed interest	(12,988)

Total	$131,652

(1)	Total lease payments have not been reduced by sublease rental expected payments of approximately $22 million due in the future under non-cancelable subleases.
(2)
As of December 31, 2024, we have additional operating lease payments, that have not yet commenced of approximately $2.7 million. These operating leases will commence during 2025 with lease terms of 7 years.

d.	For additional information regarding lease transactions between related parties, refer to Note 14.

e.	The following table presents supplemental cash flow information related to the lease costs for operating leases:
	December 31, 2024	December 31, 2023
Cash paid for amounts included in measurement of lease liabilities:

Operating cash flows for operating leases	$27,468	$27,471